NOTC
PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner
DAVID LAZAR

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of SHENTANG INTERNATIONAL, INC., a Nevada Corporation,	CASE NO.: DEPT NO.:	A-18-772247-P XXV

NOTICE OF ENTRY OF ORDER

PLEASE TAKE NOTICE that on the 11th day of May, 2018, the attached Order Appointing Custodian was entered in the above-captioned case.

Dated this 11TH day of May, 2018.

CHASEY LAW OFFICES

Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
Email: peter@chaseylaw.com
Attorney for Petitioner
DAVID LAZAR

CERTIFICATE OF SERVICE

I hereby certify that on the 11th day of May, 2018, I served a true and complete copy of the foregoing ***NOTICE OF ENTRY OF ORDER*** by placing a copy of the same in the United States Mail, postage fully prepaid addressed to the following:

Shentang International, Inc.
c/o Inc. Plan of Nevada
613 Saddle River Court
Henderson, NV 89011

Officers and Directors
Shentang International, Inc.
1212 Haida Avenue
Saskatoon, SK S7M 3W7 Canada

Officers and Directors
Shentang International, Inc.
7/F Shenping Liyuan Building
3 Longcheng BeiLu, Longgang Central City
Longgang District Shenzhen, Guangdong 518116
China

Empire Stock Transfer
1859 Whitney Mesa Drive
Henderson, NV 89014

Shannon Bernosky
AN EMPLOYEE OF CHASEY LAW OFFICES

Electronically Filed
5/11/2018 9:33 AM
Steven D. Grierson
CLERK OF THE COURT

ORDR
PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner
DAVID LAZAR

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of SHENTANG INTERNATIONAL, INC., a Nevada Corporation,	CASE NO.: A-18-772247-P DEPT NO.: XXV **ORDER APPOINTING CUSTODIAN VENTURES, LLC AS CUSTODIAN [NRS 78.347(1)(B)]**

THE COURT, having considered Petitioner DAVID LAZAR's Application for Appointment of Custodian Ventures, LLC as Custodian for SHENTANG INTERNATIONAL, INC., proper notice having been given to the officers and directors of SHENTANG INTERNATIONAL, INC. pursuant to NRS 78.750(2), no opposition having been received, and good cause appearing,

IT IS ORDERED, ADJUDGED AND DECREED that:

1. Custodian Ventures, LLC is hereby appointed custodian of SHENTANG INTERNATIONAL, INC.

2. Custodian Ventures, LLC is hereby authorized to take all reasonable and prudent actions on behalf of SHENTANG INTERNATIONAL, INC. including but not limited to appointing interim

MAY 08 2018

officers and directors, negotiating and compromising debt, executing contracts and other agreements, authorizing and issuing new shares of stock, and authorizing new classes of stock, and initiating litigation in the name of SHENTANG INTERNATIONAL, INC.

3. Custodian Ventures, LLC shall reinstate SHENTANG INTERNATIONAL, INC. with the Nevada Secretary of State.

4. Custodian Ventures, LLC shall provide reasonable notice to all shareholders of record of a Special Meeting of the stockholders to be held within a reasonable time after this Order is entered.

5. Custodian Ventures, LLC shall file an amendment to the Articles of Incorporation for SHENTANG INTERNATIONAL, INC. with the Nevada Secretary of State containing the following disclosures and statements:

(a) Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations, or convictions concerning DAVID LAZAR, or its affiliates or subsidiaries.

(b) A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers or directors of the corporation to request that SHENTANG INTERNATIONAL, INC. comply with Chapter 78 of the Nevada Revised Statutes.

(c) A statement that as Custodian, Custodian Ventures, LLC, is authorized to continue the business of SHENTANG INTERNATIONAL, INC. for the benefit of the corporation and its shareholders.

(d) A statement that Custodian Ventures, LLC will reinstate SHENTANG INTERNATIONAL, INC.'s charter to do business in the State of Nevada.

(e) Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

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6. Custodian Ventures, LLC, as custodian of SHENTANG INTERNATIONAL, INC. shall submit a report to this Court of the actions taken by the custodian every three (3) months while the custodianship remains active.

IT IS SO ORDERED.

Dated this 8th day of May, 2018.

DISTRICT COURT JUDGE

Respectfully Submitted by:

CHASEY LAW OFFICES

Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
(702) 233-0393
Attorney for Petitioner
DAVID LAZAR